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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 11, 2005


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)



            Delaware                       0-692                46-0172280
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

          125 South Dakota Avenue                              57104
         Sioux Falls, South Dakota                          (Zip Code)
  (Address of principal executive offices)

                                 (605) 978-2908
                         (Registrant's telephone number,
                              including area code)


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Item 7.01      Regulation FD Disclosure.

On January 11, 2005, NorthWestern Corporation (the "Company") issued a press release announcing that it had entered into an agreement to purchase 135 to 150 megawatts of electricity from an affiliate of Invenergy Wind LLC. The contract is subject to approval by the Montana Public Service Commission. A copy of the press release is being furnished pursuant to Regulation FD as Exhibit 99.1 to this Current Report on Form 8-K. The information in the press release shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the press release shall not be deemed to be incorporated by reference into the Company's filings under the Securities Act of 1933, as amended, except as set forth with respect thereto in any such filing.

Item 9.01         Financial Statements and Exhibits

EXHIBIT NO.     DESCRIPTION OF DOCUMENT
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99.1*           Press Release of NorthWestern Corporation dated January 11, 2005
* filed herewith


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthWestern Corporation


                                    By:     \s\ Roger P. Schrum
                                            ------------------------------------
                                            Roger P. Schrum
                                            Vice President - Human Resources and
                                            Communications


Date:  January 13, 2005


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                                Index to Exhibits
                                -----------------

EXHIBIT NO.     DESCRIPTION OF DOCUMENT
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99.1*           Press Release of NorthWestern Corporation dated January 11, 2005
* filed herewith